--------------------------------------------------------------------------------
INVESTMENT GRADE FIXED INCOME
--------------------------------------------------------------------------------

Alliance Bond Fund
Quality Bond
Portfolio

Annual Report
June 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 21, 2002

Dear Shareholder:

This report contains the investment strategy, investment results, market activity and outlook for Alliance Bond Fund Quality Bond Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2002.

Investment Objective and Policies

This open-end fund seeks high current income consistent with preservation of capital by investing in investment-grade fixed income securities. The Portfolio invests in readily marketable securities that do not involve undue risk of capital.

Investment Results

The following table shows the performance of the Portfolio for the six- and 12-month periods ended June 30, 2002. For comparison, we have included the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

INVESTMENT RESULTS*
Periods Ended June 30, 2002

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Bond Fund Quality Bond Portfolio
     Class A                                                  1.53%      6.23%
--------------------------------------------------------------------------------
     Class B                                                  1.18%      5.52%
--------------------------------------------------------------------------------
     Class C                                                  1.28%      5.63%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                          3.79%      8.63%
--------------------------------------------------------------------------------

* The Portfolio's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

     The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

     Additional investment results appear on pages 6 - 9.

Since our last report, financial market volatility increased significantly with the revelation of accounting irregularities, corporate fraud and a slowing recovery. While many investors in equity securities sustained losses during the period, the Portfolio, and its fixed income securities, weathered the volatile


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                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

environment and posted returns in positive territory. In times of market turmoil, investors often seek the safe harbor of fixed income securities. However, the Portfolio did not fully escape the effects of the recent market turmoil and it underperformed its benchmark, the Lehman Brothers Aggregate Bond Index.

The underperformance of the Portfolio, relative to its benchmark, was largely attributable to a handful of securities, representing approximately 5% of the Portfolio. Security selection within the corporate sector, specifically our overweight in the telecommunications subsector, was the primary source of the Portfolio's underperformance. Specific corporate issues that detracted meaningfully from performance included WorldCom, Qwest, AT&T Wireless, AOL Time Warner and AT&T.

The credit component of the Lehman Brothers Aggregate Bond Index had one of the worst relative quarterly returns in history during the second quarter, underperforming Treasuries by 1.84%. The telecommunications subsector was the weakest performer within the Lehman Brothers Aggregate Bond Index, underperforming Treasuries by 13.5%. The Portfolio's barbelled duration structure detracted from performance, as did its underweight position in agency securities. Contributing positively to performance was the Portfolio's mortgage overweight position and coupon selection within the sector, as well as our opportunistic use of the investment-grade emerging market sector (Mexico).

Market Overview

As we entered 2002, signs of a global economic turnaround appeared helped by ample global liquidity and a rebound in G-7 growth (the G-7 nations are a group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States). In the U.S., economic growth surpassed expectations for both the fourth quarter of 2001 (+ 2.7%) and the first quarter of 2002 (+ 5.0%), boosted by robust consumer spending, housing and accommodative monetary policy (low interest rates) and fiscal policy (tax reductions and increased government spending) policy. However, continued weakness in the labor market, anemic business spending and a sharp decline in equity valuations led to uneven growth that dampened prospects for a stronger recovery. The U.S. Federal Reserve moved to a neutral stance and maintained interest rates at an accommodative 1.75%.

The U.S. bond market was the beneficiary of a crisis in confidence by investors and a subsequent decline in the stock market caused by corporate accounting scandals. Investors turned to the safety of fixed income securities during the period, particularly secure bonds such as commercial mortgage-backed securities
(CMBS), asset-


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

backed securities (ABS) and mortgage-backed securities (MBS) + 6.34%, 4.45% and 4.51%, respectively, offering yield with safety. Agency securities (+ 4.08%) also outperformed the broader fixed income market while the Treasury (+ 3.61%) and corporate (+ 2.63%) components of the Lehman Brothers Aggregate Bond Index underperformed.

Corporate market volatility was high throughout the period. Aggressive rating agency downgrades, due to changes in methodology, added to investors' building anxiety about the integrity of corporate management. Still, the biggest shock to the market came in late June, when WorldCom announced that it had overstated earnings for 2001 and first quarter 2002 by close to $3.9 billion. WorldCom bonds declined in value by 70%-80% as a result and, in a contagion effect, other telecommunications prices deteriorated, as well. As a result, the corporate market was highly bifurcated. We have exited the Portfolio's position in WorldCom.

Investment Strategy

Risk aversion returned to the U.S. credit markets during the second quarter, particularly in the telecommunications subsector. As a result, we trimmed our corporate holdings by reducing exposure to the telecommunications sector. In our view, events had led to an asymmetric profile of expected returns, in which volatility in the credit markets would remain high. Therefore, we increased the Portfolio's holdings in Treasuries and mortgages, resulting in a more liquid profile. At the end of the reporting period, the Portfolio was overweighted in mortgages, ABS and CMBS, at the expense of governments.

The Portfolio's Treasury holdings consisted largely of current coupon issues. We initiated a position in Treasury-inflation protected securities (TIPS), based on attractive valuations coupled with our expectation that inflation would be higher than the consensus expectation.

In the mortgage sector, we increased the Portfolio's overall exposure and decreased the average coupon by adding Federal National Mortgage Association 6% and 6.5% passthroughs. We also eliminated the Portfolio's 15-year holdings. We continued to prefer conventional mortgages to Government National Mortgage Association mortgages.

In the credit sensitive arena, much of the Portfolio's adjustments in security holdings were in the telecommunications sector. Apart from WorldCom, as discussed above, other activity in the telecommunications arena included eliminating our Qwest, British Telecom and Verizon positions, and trimming exposure to Sprint. Criminal investigation of the CEO and concerns about management credibility spurred the sale of Tyco from the Portfolio. Other issues sold during the period included


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

International Paper and Texas Utilities. We added to the Portfolio's overweight positions in banks and autos by purchasing Abbey National and Ford. Finally, the new issue market gave us the opportunity to add several high quality issuers at attractive spreads.

Diminished expectations of tighter monetary policy in the coming period caused us to reduce the Portfolio's barbelled duration structure. We are currently targeting a neutral duration structure in light of expectations of a continued steep yield curve.

Market Outlook

We continue to believe the economic recovery in the U.S. will advance throughout the year, however, at a slower pace than previously expected. Weakness in the U.S. equity market, along with rising concerns over corporate integrity, will slow the recovery of the business sector where the recession was the most severe. Consequently, the U.S. Federal Reserve will remain on hold for the rest of the year. In this environment, the yield curve will remain steep, with little likelihood of interest rates rising.

The neutral duration structure recently adopted in the Portfolio will remain in place until it becomes clear that the U.S. Federal Reserve is close to tightening its monetary policy. Volatility in the credit sensitive markets will remain high until equity market weakness and concerns over corporate management credibility subside. The Portfolio is currently structured with a more liquid bias, affording us the flexibility to capture future opportunities. Longer-term, healthy economic fundamentals coupled with attractive valuations should support an overweighted allocation to the credit sensitive sectors. In the meantime, a diversified overweight in the non-government sectors should provide both a yield and total return advantage for the remainder of the year.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your interest and investment in Alliance Bond Fund Quality Bond Portfolio. We look forward to reporting to you on market activity and the Portfolio's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Matthew Bloom

Matthew Bloom
Vice President

[PHOTO]           John D. Carifa

[PHOTO]           Matthew Bloom

Matthew Bloom, Portfolio Manager, has over 21 years of investment experience.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/99* TO 6/30/02

                           Alliance Bond Fund           Lehman Brothers
                           Quality Bond Fund          Aggregate Bond Index
-------------------------------------------------------------------------------
   7/31/99                       $ 9,576                    $10,000
   6/30/00                       $10,020                    $10,501
   6/30/01                       $11,031                    $11,680
   6/30/02                       $11,718                    $12,688


[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Lehman Brothers Aggregate Bond Index: $12,688
Alliance Bond Fund Quality Bond Portfolio Class A: $11,718

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Quality Bond Portfolio Class A shares at net asset value
(NAV) (from 7/31/99 to 6/30/02) as compared to the performance of an appropriate index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

When comparing Alliance Bond Fund Quality Bond Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Bond Fund Quality Bond Portfolio.

*    Closest month-end after Portfolio's Class A share inception date of 7/1/99.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE
ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                               [BAR CHART OMITTED]

                 Alliance Bond Fund Quality Bond Portfolio -
                            Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                              Alliance Bond Fund          Lehman Brothers
                            Quality Bond Portfolio     Aggregate Bond Index
--------------------------------------------------------------------------------
      6/30/00*                       4.40%                     4.56%
      6/30/01                       10.09%                    11.23%
      6/30/02                        6.23%                     8.63%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

* The Portfolio's return for the period ended 6/30/00 is from the Portfolio's inception date of 7/1/99 through 6/30/00. The benchmark's return for the period ended 6/30/00 is from 6/30/99 through 6/30/00.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY             PORTFOLIO STATISTICS
June 30, 2002                 Net Assets ($mil): $296.4

INCEPTION DATES

Class A Shares
7/1/99
Class B Shares
7/1/99
Class C Shares
7/1/99

SECURITY TYPE

  24.8% Federal National Mortgage Association
  18.0% Treasury
   3.0% Commercial Mortgage Backed Securities
   3.0% Federal Home Loan Mortgage Corporation            [PIE CHART OMITTED]
   2.3% Government National Mortgage Association
   1.7% Asset-Backed Securities
   0.7% Sovereign Bonds

Corporate

   4.2% Banking
   3.5% Other
   2.4% Automotive
   1.5% Communications
   1.1% Energy
   1.1% Financial
   1.0% Food/Beverages

  31.7% Short-Term Securities

HOLDING TYPE

  68.3% Fixed Income                                      [PIE CHART OMITTED]
  31.7% Short-Term Securities

All data as of June 30, 2002. The Portfolio's security type and holding type breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1.0% weightings in Public Utilities/Electric and Gas, Broadcasting/Media, Savings and Loan, Communications/Mobile, Paper/Packaging, Health Care and Technology.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year               6.23%                     1.75%
     Since Inception*              6.88%                     5.36%
           SEC Yield**             4.52%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year               5.52%                     2.52%
     Since Inception*              6.11%                     5.82%
           SEC Yield**             4.05%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year               5.63%                     4.63%
     Since Inception*              6.09%                     6.09%
           SEC Yield**             4.05%

The Portfolio's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's or, if unrated, are of comparable quality. The Portfolio also may invest in convertible debt securities, preferred stock and dividend paying stocks, U.S. government obligations, and foreign fixed income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*    Inception date: 7/1/99 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2002.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2002

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS-66.1%

Federal National Mortgage
   Association-34.1%
   6.00%, 7/25/32 ................................   $   11,190    $ 11,162,025
   6.50%, 7/25/32 ................................       54,929      55,993,524
   7.00%, 7/25/32 ................................       17,876      18,512,922
   7.50%, 12/31/99 ...............................       14,740      15,467,861
                                                                   ------------
                                                                    101,136,332
                                                                   ------------
Federal Home Loan Mortgage Corp.-4.1%
   7.00%, 7/15/32 ................................       11,650      12,065,089
                                                                   ------------

Government National Mortgage
   Association-3.2%
   6.50%, 1/15/29-2/15/32 ........................        9,250       9,439,740
                                                                   ------------

U.S. TREASURY SECURITIES-24.7%
U.S. Treasury Bonds-10.5%
   5.375%, 2/15/31 ...............................       13,060      12,788,483
   10.375%, 11/15/12 .............................       10,000      12,852,700
   11.25%, 2/15/15 ...............................        3,595       5,585,156
                                                                   ------------
                                                                     31,226,339
                                                                   ------------
U.S. Treasury Notes-14.2%
   3.25%, 5/31/04 ................................       32,710      32,960,231
   3.625%, 1/15/08 ...............................        5,514       5,771,999
   4.375%, 5/15/07 ...............................        3,260       3,304,825
                                                                   ------------
                                                                     42,037,055
                                                                   ------------
                                                                     73,263,394
                                                                   ------------
Total U.S. Government & Agency Obligations
   (cost $194,669,580) ...........................                  195,904,555
                                                                   ------------

CORPORATE OBLIGATIONS-20.7%
Automotive-3.3%
Daimler-Chrysler NA Holdings
   6.40%, 5/15/06 ................................        1,310       1,361,280
Ford Motor Co.
   7.45%, 7/16/31 ................................        3,365       3,141,160
Ford Motor Credit Co.
   6.50%, 1/25/07 ................................        1,350       1,352,550
   6.70%, 7/16/04 ................................        1,585       1,632,490
General Motors Acceptance Corp.
   6.875%, 9/15/11 ...............................        1,235       1,228,194
   8.00%, 11/01/31 ...............................        1,150       1,179,528
                                                                   ------------
                                                                      9,895,202
                                                                   ------------


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10 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Banking-5.8%
Abbey National Capital Trust I
   8.963%, 12/29/49 ..............................   $    1,175    $  1,361,116
Bank One Corp.
   7.625%, 10/15/26 ..............................          765         844,757
   7.875%, 8/01/10 ...............................          745         846,442
Barclays Bank Plc
   8.55%, 9/29/49(a) .............................        1,080       1,245,448
Citicorp
   6.375%, 11/15/08 ..............................        1,335       1,408,557
Citigroup, Inc.
   7.25%, 10/01/10 ...............................        1,930       2,104,078
J.P. Morgan Chase & Co.
   6.375%, 4/01/08 ...............................        1,195       1,256,942
   6.75%, 8/15/08-2/01/11 ........................        3,315       3,464,300
Royal Bank of Scotland Group Plc
   7.648%, 8/31/49 ...............................          935         980,960
Standard Chartered Bank
   8.00%, 5/30/31(a) .............................        1,045       1,099,222
U.S. Bank NA
   6.375%, 8/01/11 ...............................        1,080       1,124,018
Unicredito Italiano Capital Trust
   1.00%, 10/05/49(a) ............................        1,185       1,383,011
                                                                   ------------
                                                                     17,118,851
                                                                   ------------
Broadcasting/Media-1.2%
AOL Time Warner, Inc.
   6.875%, 5/01/12 ...............................          710         655,929
Time Warner, Inc.
   8.375%, 3/15/23-7/15/33 .......................        2,865       2,858,784
                                                                   ------------
                                                                      3,514,713
                                                                   ------------
Communications-2.0%
AT&T Corp.
   6.50%, 3/15/29 ................................        1,470       1,017,360
   7.30%, 11/15/11(a) ............................        1,400       1,164,173
Koninklijke (Royal) KPN NV
   8.00%, 10/01/10 ...............................          595         598,619
Sprint Capital Corp.
   7.625%, 1/30/11 ...............................          890         709,144
Verizon Wireless, Inc.
   2.29%, 12/17/03(a) ............................        2,450       2,411,234
                                                                   ------------
                                                                      5,900,530
                                                                   ------------
Communications-Mobile-0.6%
AT&T Wireless Services Inc.
   8.125%, 5/01/12 ...............................          720         588,219
   8.75%, 3/01/31 ................................        1,700       1,316,291
                                                                   ------------
                                                                      1,904,510
                                                                   ------------


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Energy-1.6%
Amerada Hess Corp.
   7.875%, 10/01/29 ..............................   $    1,030    $  1,128,770
Conoco Funding Co.
   5.45%, 10/15/06 ...............................          695         712,655
Conoco, Inc.
   6.95%, 4/15/29 ................................        1,360       1,394,148
Devon Energy Corp.
   7.95%, 4/15/32 ................................          650         701,283
Devon Financing Corp.
   7.875%, 9/30/31 ...............................          640         684,510
                                                                   ------------
                                                                      4,621,366
                                                                   ------------
Financial-1.5%
General Electric Capital Corp.
   6.00%, 6/15/12 ................................        2,630       2,645,754
Household Finance Corp.
   6.50%, 11/15/08 ...............................          975         979,372
Morgan Stanley Dean Witter & Co.
   7.25%, 4/01/32 ................................          595         608,305
National Rural Utilities Cooperative Finance Corp.
   7.25%, 3/01/12 ................................          270         287,744
                                                                   ------------
                                                                      4,521,175
                                                                   ------------
Food/Beverages-1.3%
General Mills, Inc.
   6.00%, 2/15/12 ................................          825         818,708
Kraft Foods, Inc.
   5.625%, 11/01/11 ..............................        1,730       1,717,475
Pepsi Bottling Group, Inc.
   7.00%, 3/01/29 ................................          450         480,356
Tyson Foods, Inc.
   8.25%, 10/01/11 ...............................          750         828,801
                                                                   ------------
                                                                      3,845,340
                                                                   ------------
Health Care-0.2%
Bristol-Myers Squibb Co.
   4.75%, 10/01/06 ...............................          735         737,611
                                                                   ------------

Paper/Packaging-0.3%
Weyerhaeuser Co.
   6.75%, 3/15/12(a) .............................          580         601,667
   7.375%, 3/15/32(a) ............................          250         254,518
                                                                   ------------
                                                                        856,185
                                                                   ------------
Public Utilities-Electric & Gas-1.3%
Cilcorp, Inc.
   9.375%, 10/15/29 ..............................           40          45,860
FirstEnergy Corp.
   6.45%, 11/15/11 ...............................          780         758,869
KeySpan Corp.
   7.25%, 11/15/05 ...............................        1,135       1,228,323


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Powergen US Funding LLC
   4.50%, 10/15/04 ...............................   $      625    $    629,373
PSEG Energy Holdings, Inc.
   8.50%, 6/15/11 ................................          625         584,448
TECO Energy, Inc.
   6.125%, 5/01/07 ...............................          545         562,013
                                                                   ------------
                                                                      3,808,886
                                                                   ------------
Retail-0.6%
Target Corp.
   5.875%, 3/01/12 ...............................          840         851,054
Wal-Mart Stores, Inc.
   6.875%, 8/10/09 ...............................          780         858,028
                                                                   ------------
                                                                      1,709,082
                                                                   ------------
Savings and Loan-0.8%
Great Western Financial Trust II
   8.206%, 2/01/27 ...............................          835         868,006
Washington Mutual Finance Corp.
   6.875%, 5/15/11 ...............................        1,335       1,404,085
                                                                   ------------
                                                                      2,272,091
                                                                   ------------
Technology-0.2%
Science Applications International Corp.
   6.25%, 7/01/12(a) .............................          665         648,109
                                                                   ------------

Total Corporate Obligations
   (cost $62,214,362) ............................                   61,353,651
                                                                   ------------

COMMERCIAL MORTGAGE BACKED
   SECURITIES-3.6%
Commercial Mortgage Asset Trust
   Series 1991-C1, Class A3
   6.64%, 9/17/10 ................................        2,100       2,258,760
GE Capital Commercial Mortgage Corp.
   Series 2002-1A, Class A2
   5.994%, 12/10/35 ..............................        1,055       1,092,980
Morgan Stanley Dean Witter Capital I
   Series 2002-TOP7, Class A2
   5.98%, 1/15/39 ................................        2,755       2,810,954
   Series 2002-HQ, Class A3
   6.51%, 4/15/34 ................................        2,170       2,295,760
Nomura Asset Securities Corp.
   Series 1998-D6, Class A1B
   6.59%, 3/15/30 ................................        2,005       2,157,380
                                                                   ------------

Total Commercial Mortgage Backed Securities
   (cost $10,251,033) ............................                   10,615,834
                                                                   ------------


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

ASSET BACKED SECURITIES-2.3%
Citibank Credit Card Issuance Trust
   5.65%, 6/16/08 ................................   $    2,085    $  2,183,446
Discover Card Master Trust I
   6.35%, 7/15/08 ................................          190         203,445
Fleet Credit Card Master Trust II
   5.60%, 12/15/08 ...............................        1,335       1,393,873
MBNA Credit Card Master Note Trust
   5.75%, 10/15/08 ...............................        2,890       3,030,252
                                                                   ------------

Total Asset Backed Securities
   (cost $6,652,423) .............................                    6,811,016
                                                                   ------------

SOVEREIGN DEBT SECURITIES-0.9%
Quebec Province of Canada
   7.50%, 9/15/29 ................................        1,095       1,258,509
United Mexican States
   7.50%, 1/14/12 ................................        1,390       1,367,760
                                                                   ------------

Total Sovereign Debt Securities
   (cost $2,624,397) .............................                    2,626,269
                                                                   ------------
SHORT-TERM INVESTMENTS-43.4%
U.S. Treasury Bills-29.6%
   1.71%, 7/11/02 ................................       87,984      87,941,895
                                                                   ------------

Time Deposit-13.8%
State Street Euro Dollar
   1.25%, 7/01/02 ................................       40,822      40,822,000
                                                                   ------------

Total Short-Term Investments
   (amortized cost $128,763,895) .................                  128,763,895

Total Investments-137.0%
   (cost $405,175,690) ...........................                  406,075,220
Other assets less liabilities-(37.0%) ............                 (109,666,804)
                                                                   ------------

Net Assets-100% ..................................                 $296,408,416
                                                                   ============

(a) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At June 30, 2002, the aggregate market value of these securities amounted to $8,807,382 or 3.0% of net assets.

     See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2002

Assets
Investments in securities, at value (cost $405,175,690) ......    $ 406,075,220
Cash .........................................................          457,059
Receivable for investment securities sold ....................       32,454,379
Interest receivable ..........................................        2,362,708
Receivable for capital stock sold ............................        2,034,585
Receivable due from Adviser ..................................           42,059
                                                                  -------------
Total assets .................................................      443,426,010
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................      145,871,083
Payable for capital stock redeemed ...........................          476,445
Dividends payable ............................................          420,196
Distribution fee payable .....................................           59,863
Accrued expenses .............................................          190,007
                                                                  -------------
Total liabilities ............................................      147,017,594
                                                                  -------------
Net Assets ...................................................    $ 296,408,416
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      28,925
Additional paid-in capital ...................................      298,848,988
Distributions in excess of net investment income .............         (575,347)
Net realized loss on investments and foreign
   currency transactions .....................................       (2,793,680)
Net unrealized appreciation of investments ...................          899,530
                                                                  -------------
                                                                  $ 296,408,416
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($44,852,235 / 4,374,509 shares of
   capital stock issued and outstanding) .....................           $10.25
Sales charge--4.25% of public offering price ................               .45
                                                                         ------
Maximum offering price .......................................           $10.70
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($50,353,950 / 4,916,220 shares of
   capital stock issued and outstanding) .....................           $10.24
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($16,131,442 / 1,577,625 shares of
   capital stock issued and outstanding) .....................           $10.23
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($185,070,789 / 18,056,864 shares of
   capital stock issued and outstanding) .....................           $10.25
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2002

Investment Income
Interest ..................................                        $  9,603,403
Expenses
Advisory fee ..............................     $     982,519
Distribution fee--Class A .................           102,429
Distribution fee--Class B .................           306,386
Distribution fee--Class C .................           101,373
Transfer agency ...........................           636,622
Custodian .................................           147,341
Administrative ............................           120,000
Audit and legal ...........................            92,128
Registration ..............................            82,492
Printing ..................................            42,854
Directors' fees ...........................            18,225
Miscellaneous .............................             9,098
                                                -------------
Total expenses ............................         2,641,467
Less: expenses waived and reimbursed
   by Adviser (see Note B) ................          (916,528)
                                                -------------
Net expenses ..............................                           1,724,939
                                                                   ------------
Net investment income .....................                           7,878,464
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on investment
   transactions ...........................                          (1,213,422)
Net realized gain on foreign currency
   transactions ...........................                               4,679
Net change in unrealized
   appreciation/depreciation of:
   Investments ............................                           1,106,522
   Foreign currency denominated assets
     and liabilities ......................                             (36,870)
                                                                   ------------
Net loss on investments and foreign
   currency transactions ..................                            (139,091)
                                                                   ------------
Net Increase in Net Assets
   from Operations ........................                        $  7,739,373
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 June 30, 2002    June 30, 2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   7,878,464    $   1,269,690
Net realized gain (loss) on investment
   and foreign currency transactions .........      (1,208,743)         224,918
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ........       1,069,652         (236,772)
                                                 -------------    -------------
Net increase in net assets
   from operations ...........................       7,739,373        1,257,836
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...................................      (1,504,476)        (531,657)
   Class B ...................................      (1,172,187)        (250,581)
   Class C ...................................        (388,314)         (93,243)
   Advisor Class .............................      (4,813,487)        (397,999)
Distributions in excess of net
   investment income
   Class A ...................................        (322,169)         (19,722)
   Class B ...................................        (251,012)          (9,288)
   Class C ...................................         (83,154)          (3,474)
   Advisor Class .............................      (1,030,761)         (14,782)
Net realized gain on investments
   Class A ...................................         (37,302)          (9,073)
   Class B ...................................         (34,427)          (3,748)
   Class C ...................................         (11,308)          (1,633)
   Advisor Class .............................         (89,616)          (2,479)
Distributions in excess of net
   realized gain on investments
   Class A ...................................        (100,078)              -0-
   Class B ...................................         (92,363)              -0-
   Class C ...................................         (30,340)              -0-
   Advisor Class .............................        (240,432)              -0-
Capital Stock Transactions
Net increase .................................     233,107,087       59,250,816
                                                 -------------    -------------
Total increase ...............................     230,645,034       59,170,973
Net Assets
Beginning of period ..........................      65,763,382        6,592,409
                                                 -------------    -------------
End of period ................................   $ 296,408,416    $  65,763,382
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2002

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The
Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Quality Bond Port folio (the "Portfolio") only. The Portfolio offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in such securities. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Offering Expenses

Offering expenses of $121,000 had been deferred and were amortized on a straight line basis through December 31, 2001.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and tax character of bond premium, resulted in a net decrease in distributions in excess of net investment income, net increase in net realized loss on


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

7. Change in Accounting Principle

As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Portfolio. Prior to July 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $43,945 decrease in cost of investments and a corresponding $43,945 decrease in net unrealized depreciation, based on investments owned by the Portfolio on July 1, 2001.

The effect of this change for the year ended June 30, 2002, was to decrease net investment income by $969,621, increase net unrealized appreciation of investments by $111,206 and decrease net realized loss on investment transactions by $858,415. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..55 of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68% and .68% of the daily average net assets for Class A, Class B, Class C shares and Advisor Class, respectively. For the year ended June 30, 2002, such waivers amounted to $916,528.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended June 30, 2002, the Adviser agreed to waive its fees for such services. Such waiver amounted to $120,000.

The Portfolio compensates Alliance Global Investor Services, Inc., (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. For the year ended June 30, 2002 such compensation amounted to $501,706.

For the year ended June 30, 2002, the Portfolio's expenses were reduced by $2,214 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $71,762 from the sales of Class A shares and $74,234 and $14,596


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended June 30, 2002.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $1,207,174 and $303,652 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $314,907,844 and $243,657,064, respectively, for the year ended June 30, 2002. There were purchases of $839,259,279 and sales of $690,663,560 of U.S. government and government agency obligations for the year ended June 30, 2002.

At June 30, 2002, the cost of investments for Federal income tax purposes was $405,593,537. Accordingly, gross unrealized appreciation of investments was $2,893,029 and gross unrealized depreciation of investments was $2,411,346 resulting in net unrealized appreciation of $481,683.

Forward Exchange Currency Contracts

The Portfolio enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The Portfolio's custodian will place and maintain cash or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2002, the Portfolio had no outstanding forward exchange currency contracts.

NOTE E

Distributions To Shareholders

The tax character of distributions paid during the fiscal year ended June 30, 2002 and June 30, 2001 were as follows:

                                                  2002                2001
                                               ==========          ==========
Distributions paid from:
  Ordinary income ......................       $9,824,526          $1,250,370
  Net long-term capital gains ..........           53,837                  -0-
                                               ----------          ----------
Total taxable distributions ............        9,878,363           1,250,370
                                               ----------          ----------
Total distributions paid ...............       $9,878,363(a)       $1,250,370(a)
                                               ==========          ==========

As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................         $(2,530,984)(b)
Unrealized appreciation/(depreciation) .................             481,683(c)
                                                                 -----------
Total accumulated earnings/(deficit) ...................         $(2,049,301)
                                                                 ===========

(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2002, the Fund deferred to July 1, 2002, post October capital losses of $2,530,984.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                     ------------------------    -----------------------------
                              Shares                         Amount
                     ------------------------    -----------------------------
                     Year Ended    Year Ended       Year Ended      Year Ended
                       June 30,      June 30,         June 30,        June 30,
                           2002          2001             2002            2001
                     ---------------------------------------------------------
Class A
Shares sold           4,696,262     2,195,562    $  49,488,409    $ 22,504,134
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         130,123        34,902        1,344,953         356,326
------------------------------------------------------------------------------
Shares converted
  from Class B          118,430         8,004          521,783          82,839
------------------------------------------------------------------------------
Shares redeemed      (2,534,079)     (789,403)     (26,178,704)     (8,085,683)
------------------------------------------------------------------------------
Net increase          2,410,736     1,449,065    $  25,176,441    $ 14,857,616
==============================================================================

Class B
Shares sold           4,915,718     1,460,498    $  50,969,528    $ 15,008,648
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          97,916        17,196        1,011,618         176,080
------------------------------------------------------------------------------
Shares converted
  to Class A           (118,478)       (8,015)        (521,783)        (82,839)
------------------------------------------------------------------------------
Shares redeemed      (1,346,260)     (204,653)     (14,625,886)     (2,092,391)
------------------------------------------------------------------------------
Net increase          3,548,896     1,265,026    $  36,833,477    $ 13,009,498
==============================================================================

Class C
Shares sold           1,732,851       505,368    $  17,979,445    $  5,178,238
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          28,077         7,561          290,031          77,111
------------------------------------------------------------------------------
Shares redeemed        (606,701)     (141,840)      (6,294,895)     (1,449,513)
------------------------------------------------------------------------------
Net increase          1,154,227       371,089    $  11,974,581    $  3,805,836
==============================================================================

                                   October 9,                       October 9,
                     Year Ended    2000(a) to       Year Ended      2000(a) to
                       June 30,      June 30,         June 30,        June 30,
                           2002          2001             2002            2001
                     ---------------------------------------------------------
Advisor Class
Shares sold          15,000,776     2,662,055    $ 155,281,551    $ 27,351,754
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         576,188        36,160        5,942,746         371,926
------------------------------------------------------------------------------
Shares redeemed        (204,144)      (14,171)      (2,101,709)       (145,814)
------------------------------------------------------------------------------
Net increase         15,372,820     2,684,044    $ 159,122,588    $ 27,577,866
==============================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2002.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      ------------------------------------
                                                                    Class A
                                                      ------------------------------------
                                                                                   July 1,
                                                           Year Ended              1999(b)
                                                             June 30,                   to
                                                      -----------------------     June 30,
                                                       2002(a)           2001         2000
                                                      ------------------------------------
Net asset value, beginning of period ..............   $  10.22       $   9.85     $  10.00
                                                      ------------------------------------
Income From Investment Operations
Net investment income(c)(d) .......................        .46            .55          .60
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions ....        .17            .42         (.21)
                                                      ------------------------------------
Net increase in net asset value from operations ...        .63            .97          .39
                                                      ------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............       (.46)          (.55)        (.54)
Distributions in excess of net investment income ..       (.10)          (.04)          -0-
Distributions from net realized gain on investments       (.01)          (.01)          -0-
Distributions in excess of net realized gain on
  investments .....................................       (.03)            -0-          -0-
                                                      ------------------------------------
Total dividends and distributions .................       (.60)          (.60)        (.54)
                                                      ------------------------------------
Net asset value, end of period ....................   $  10.25       $  10.22     $   9.85
                                                      ====================================
Total Return
Total investment return based on net asset value(e)       6.23%         10.09%        4.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........   $ 44,852       $ 20,068     $  5,071
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .........        .98%           .98%         .98%
  Expenses, before waivers/reimbursements .........       1.48%          2.85%       13.10%
  Net investment income(d) ........................       4.39%          5.49%        5.96%
Portfolio turnover rate ...........................        573%           385%         215%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      ------------------------------------
                                                                    Class B
                                                      ------------------------------------
                                                                                   July 1,
                                                           Year Ended              1999(b)
                                                             June 30,                   to
                                                      -----------------------     June 30,
                                                       2002(a)           2001         2000
                                                      ------------------------------------
Net asset value, beginning of period ..............   $  10.21       $   9.84     $  10.00
                                                      ------------------------------------
Income From Investment Operations
Net investment income(c)(d) .......................        .38            .47          .50
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions ....        .16            .43         (.18)
                                                      ------------------------------------
Net increase in net asset value from operations ...        .54            .90          .32
                                                      ------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............       (.38)          (.47)        (.48)
Distributions in excess of net investment income ..       (.09)          (.05)          -0-
Distributions from net realized gain on investments       (.01)          (.01)          -0-
Distributions in excess of net realized gain on
  investments .....................................       (.03)            -0-          -0-
                                                      ------------------------------------
Total dividends and distributions .................       (.51)          (.53)        (.48)
                                                      ------------------------------------
Net asset value, end of period ....................   $  10.24       $  10.21     $   9.84
                                                      ====================================
Total Return
Total investment return based on net asset value(e)       5.52%          9.34%        3.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........   $ 50,354       $ 13,960     $  1,007
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .........       1.68%          1.68%        1.68%
  Expenses, before waivers/reimbursements .........       2.19%          3.36%       11.29%
  Net investment income(d) ........................       3.70%          4.82%        5.32%
Portfolio turnover rate ...........................        573%           385%         215%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      ------------------------------------
                                                                    Class C
                                                      ------------------------------------
                                                                                   July 1,
                                                           Year Ended              1999(b)
                                                             June 30,                   to
                                                      -----------------------     June 30,
                                                       2002(a)           2001         2000
                                                      ------------------------------------
Net asset value, beginning of period ..............   $  10.19       $   9.83     $  10.00
                                                      ------------------------------------
Income From Investment Operations
Net investment income(c)(d) .......................        .38            .48          .51
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions ....        .17            .41         (.20)
                                                      ------------------------------------
Net increase in net asset value from operations ...        .55            .89          .31
                                                      ------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............       (.38)          (.48)        (.48)
Distributions in excess of net investment income ..       (.09)          (.04)          -0-
Distributions from net realized gain on investments       (.01)          (.01)          -0-
Distributions in excess of net realized gain on
  investments .....................................       (.03)            -0-          -0-
                                                      ------------------------------------
Total dividends and distributions .................       (.51)          (.53)        (.48)
                                                      ------------------------------------
Net asset value, end of period ....................   $  10.23       $  10.19     $   9.83
                                                      ====================================
Total Return
Total investment return based on net asset value(e)       5.63%          9.25%        3.47%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........   $ 16,131       $  4,315     $    514
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .........       1.68%          1.68%        1.68%
  Expenses, before waivers/reimbursements .........       2.19%          3.42%       11.75%
  Net investment income(d) ........................       3.71%          4.88%        5.35%
Portfolio turnover rate ...........................        573%           385%         215%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 27

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       -----------------------
                                                             Advisor Class
                                                       -----------------------
                                                                    October 9,
                                                            Year       2000(f)
                                                           Ended            to
                                                        June 30,      June 30,
                                                            2002          2001
                                                       -----------------------
Net asset value, beginning of period ...............   $   10.22     $    9.97
                                                       -----------------------
Income From Investment Operations
Net investment income(c)(d) ........................         .48           .42
Net realized and unrealized gain on investment
  and foreign currency transactions ................         .18           .30
                                                       -----------------------
Net increase in net asset value from operations ....         .66           .72
                                                       -----------------------
Less: Dividends and Distributions
Dividends from net investment income ...............        (.48)         (.42)
Distributions in excess of net investment income ...        (.11)         (.04)
Distributions from net realized gain on investments         (.01)         (.01)
Distributions in excess of net realized gain on
  investments ......................................        (.03)           -0-
                                                       -----------------------
Total dividends and distributions ..................        (.63)         (.47)
                                                       -----------------------
Net asset value, end of period .....................   $   10.25     $   10.22
                                                       =======================
Total Return
Total investment return based on net asset value(e)         6.57%         7.28%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $ 185,071     $  27,420
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ..........         .68%          .68%(g)
  Expenses, before waivers/reimbursements ..........        1.20%         2.29%(g)
  Net investment income(d) .........................        4.69%         5.89%(g)
Portfolio turnover rate ............................         573%          385%

(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealized gain on investments per share by $.05 for Class A, B and C, respectively, and by $.06 for the Advisor Class, and decrease the ratio of net investment income to average net assets from 4.93% to 4.39% for Class A, from 4.24% to 3.70% for Class B, from 4.25% to 3.71% for Class C and from 5.24% to 4.69% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)  Commencement of operations.

(c)  Based on average shares outstanding.

(d)  Net of fees waived and expenses reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Commencement of distribution.

(g)  Annualized.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Bond Fund, Inc. Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Quality Bond Portfolio (the "Portfolio") (one of the portfolios constituting the Alliance Bond Fund, Inc.) as of June 30, 2002, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quality Bond Portfolio of the Alliance Bond Fund, Inc. at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 9, 2002

--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)

Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit or by insurance coverage provided by an institution other than the issuer.

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they have securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Matthew D.W. Bloom, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc
Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

                                                                              PORTFOLIOS
                                                                                IN FUND            OTHER
    NAME, ADDRESS,                             PRINCIPAL                        COMPLEX         DIRECTORSHIPS
    AGE OF DIRECTOR                          OCCUPATION(S)                    OVERSEEN BY          HELD BY
  (YEARS OF SERVICE*)                     DURING PAST 5 YEARS                   DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------
John D. Carifa, **, 57,         President, Chief Operating Officer and             118               None
1345 Avenue of                  a Director of Alliance Capital Management
the Americas                    Corporation (ACMC), with which he has
New York, NY 10105              been associated with since prior to 1997.
(3)

Ruth Block, #+, 71,             Formerly an Executive Vice President and           92                None
P.O. Box 4623                   Chief Insurance Officer of The Equitable;
Stamford, CT 06903              Chairman and Chief Executive Officer of
(3)                             Evlico. Formerly a Director of Avon, BP
                                Amoco Corporation, Ecolab, Inc., Tandem
                                Financial Group and Donaldson, Lufkin &
                                Jenrette Securities Corporation.

David H. Dievler, #+, 72        Independent Consultant. Until December             99                None
P.O. Box 167                    1994, Senior Vice President of ACMC
Spring Lake, NJ 07762           responsible for mutual fund administration.
(3)                             Prior to joining ACMC in 1984, Chief
                                Financial Officer of Eberstadt Asset
                                Management since 1968. Prior to that,
                                Senior Manager at Price Waterhouse & Co.,
                                member of the American Institute
                                of Certified Public Accountants since 1953.

John H. Dobkin, #+, 60          Consultant. Currently, President of the            95                None
P.O. Box 12                     Board of Save Venice, Inc. (preservation
Annadale, NY 12504              organization). Formerly a Senior Adviser
(3)                             from June 1999-June 2000 and President
                                (December 1989-May 1999) of Historic
                                Hudson Valley (historic preservation).
                                Previously, Director of the National
                                Academy of Design and during 1988-92,
                                Director and Chairman of the Audit
                                Committee of ACMC.

William H. Foulk, Jr., #+, 69   Investment Adviser and Independent                 113               None
2 Soundview Drive               Consultant. Formerly Senior Manager of
Suite 100                       Barrett Associates, Inc., a registered
Greenwich, CT 06830             investment adviser, with which he had been
(3)                             associated since prior to 1997. Former
                                Deputy Comptroller of the State of New
                                York and, prior thereto, Chief Investment
                                Officer of the New York Bank for Savings.


--------------------------------------------------------------------------------
34 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                              PORTFOLIOS
                                                                                IN FUND            OTHER
    NAME, ADDRESS,                             PRINCIPAL                        COMPLEX         DIRECTORSHIPS
    AGE OF DIRECTOR                          OCCUPATION(S)                    OVERSEEN BY          HELD BY
  (YEARS OF SERVICE*)                     DURING PAST 5 YEARS                   DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------
Clifford L. Michel, #+, 62        Senior Counsel of the law firm of Cahill         95            Placer Dome,
15 St. Bernard's Road             Gordon & Reindel, since February 2001                          Inc. (mining).
Gladstone, NJ 07934               and a partner of that firm for more than
(3)                               25 years prior thereto. President and Chief
                                  Executive Officer and Director of Wenonah
                                  Development Company (investments).

Donald J. Robinson, #+, 67        Senior Counsel of the law firm of Orrick,       107                None
98 Hell's Peak Road               Herrington & Sutcliffe LLP since January
Weston, VT 05161                  1997. Formerly a senior partner and
(3)                               a member of the Executive Committee of
                                  that firm. He was also a member and
                                  Chairman of the Municipal Securities
                                  Rulemaking Board and a Trustee of the
                                  Museum of the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

OFFICERS OF THE FUND

                                                                  Principal Occupation
Name, Address* and Age               Position(s) Held with Fund   During Past 5 Years**
-----------------------------------------------------------------------------------------------------------
Matthew D.W. Bloom, (45)             Vice President               Senior Vice President of Alliance Capital
                                                                  Management Corporation (ACMC),**
                                                                  with which he has been associated since
                                                                  prior to 1997.

Wayne D. Lyski, (60)                 Senior Vice President        Executive Vice President of ACMC,**
                                                                  with which he has been associated since
                                                                  prior to 1997.

Jeffrey S. Phlegar, (35)             Vice President               Vice President of ACMC,** with which
                                                                  he has been associated since prior to
                                                                  1997.

Sean Kelleher, (41)                  Vice President               Senior Vice President of ACMC ** since
                                                                  1999. Previously, a manager of the MBS
                                                                  swaps desk at Deutsche Bank since 1997
                                                                  and worked in fixed income research at
                                                                  Merrill Lynch since prior to 1997.

Paul J. DeNoon, (39)                 Vice President               Senior Vice President of ACMC,** with
                                                                  which he has been associated since prior
                                                                  to 1997.

Kathleen A. Corbet, (42)             Senior Vice President        Executive Vice President of ACMC,**
                                                                  with which she has been associated since
                                                                  prior to 1997.

Edmund P. Bergan, Jr., (52)          Secretary                    Senior Vice President and General
                                                                  Counsel of Alliance Fund Distributors,
                                                                  Inc. (AFD)** and Alliance Global
                                                                  Investor Services (AGIS),** with which
                                                                  he has been associated since prior to
                                                                  1997.

Mark D. Gersten, (51)                Treasurer and Chief          Senior Vice President of AGIS,** with
                                     Financial Officer            which he has been associated since prior
                                                                  to 1997.

Vincent S. Noto (37)                 Controller                   Vice President of AGIS,** with which he
                                                                  has been associated since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
36 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
Intermediate Municipal Portfolios
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 37
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Alliance Bond Fund Quality Bond Portfolio
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